Exhibit 99.1

AMERICAS SILVER AND PERSHING GOLD ANNOUNCE
RESPECTIVE SHAREHOLDER APPROVALS FOR BUSINESS COMBINATION

TORONTO, ONTARIO—January 9, 2019—Americas Silver Corporation (TSX: USA) (NYSE American: USAS) (“Americas Silver” or the “Company”) and Pershing Gold Corporation (NASDAQ: PGLC) (TSX: PGLC) (FWB: 7PG1) (“Pershing Gold”) are pleased to announce that their respective shareholders have provided the requisite approvals in respect of the previously announced business combination transaction (the “Transaction”) between the two companies.

Americas Silver shareholders approved a special resolution to amend the Company’s articles of incorporation to create a new class of non-voting preferred shares, and an ordinary resolution to authorize the Transaction and issuance of shares thereunder, as described in the management information circular dated December 4, 2018. Pershing Gold shareholders voted at their meeting to approve the Transaction as well as other related resolutions described in its proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on November 30, 2018.

“The Board of Directors and management teams of both companies are pleased that our shareholders overwhelmingly supported this Transaction and would like to thank them for their continuing support,” said Darren Blasutti, President and Chief Executive Officer of Americas Silver. “Today marks another important step forward toward our goal of creating a profitable, low-cost precious metal company. Upon closing of the Transaction, we will be focused on advancing the next phase of the combined company’s growth by financing and bringing the low-capital, high-return Relief Canyon Mine into production.”

Completion of the Transaction remains subject to satisfaction or waiver of certain customary conditions, including the completion of review and approval by the Committee on Foreign Investment in the United States (“CFIUS”) (discussed in Americas Silver’s January 2, 2019 press release). All deadlines for declarations and transactions under review by CFIUS are currently tolled due to the lapse in appropriations attributable to the partial U.S. government shutdown.

“We are pleased to announce the support of our shareholders for this transaction, which provides a clear path to the development of Relief Canyon into a producing gold mine,” said Steve Alfers, President and Chief Executive Officer of Pershing Gold. “I would like to thank the Pershing Gold Board of Directors, management and every one of our employees who have worked diligently over the past six years to successfully advance Relief Canyon to its current development-ready status.”

In anticipation of the closing of the Transaction, Americas Silver has been in discussions with several parties interested in providing financing for the development of the Relief Canyon Mine. The Company has advanced to a short list of potential parties and intends to announce its plans for financing the mine by the end of the first quarter of 2019 assuming the successful closing of the Transaction.

About Americas Silver Corporation

Americas Silver is a precious metal mining company focused on growth from its existing asset base and execution of targeted accretive acquisitions. It owns and operates the Cosalá Operations in Sinaloa, Mexico and the Galena Complex in Idaho, USA. Americas Silver holds an option on the San Felipe development project in Sonora, Mexico. For further information please see SEDAR or americassilvercorp.com.

About Pershing Gold

Pershing Gold Corporation is an emerging gold producer whose primary asset is the Relief Canyon open-pit gold mine in Pershing County, Nevada. Pershing Gold’s landholdings cover over 29,000 acres that include Relief Canyon Mine and surrounding lands in all directions. Pershing Gold is currently permitted to resume mining at Relief Canyon under the existing Plan of Operations.

Cautionary Statement on Forward-Looking Information:

This news release contains “forward-looking information” within the meaning of applicable securities laws. Forward-looking information includes, but is not limited to, Americas Silver’s and Pershing Gold’s expectations, intentions, plans, assumptions and beliefs with respect to, among other things, Americas Silver’s financing efforts; the consummation of the Transaction; construction, production, and development plans at Relief Canyon Mine; the timing of the closing of the Transaction; the completion of CFIUS review and its recommendations; and the estimated construction timeline for Relief Canyon Mine. Often, but not always, forward-looking information can be identified by forward-looking words such as “anticipate”, “believe”, “expect”, “goal”, “plan”, “intend”, “estimate”, “may”, “assume” and “will” or similar words suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions, or statements about future events or performance. Forward-looking information is based on the opinions and estimates of Americas Silver and Pershing Gold as of the date such information is provided and is subject to known and unknown risks, uncertainties, and other factors that may cause the actual results, level of activity, performance, or achievements of Americas Silver or Pershing Gold to be materially different from those expressed or implied by such forward-looking information. With respect to the Transaction, these risks and uncertainties include the risk that Americas Silver or Pershing Gold may be unable to obtain any regulatory approvals required for the Transaction, including CFIUS approval, or that regulatory approvals may delay the Transaction or cause the parties to abandon the Transaction; the risk that other conditions to closing may not be satisfied; the length of time needed to consummate the proposed Transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the diversion of management time on Transaction-related issues; the risk that costs associated with the integration are higher than anticipated; and litigation risks related to the Transaction. With respect to the businesses of Americas Silver and Pershing Gold, these risks and uncertainties include interpretations or reinterpretations of geologic information; unfavorable exploration results; inability to obtain permits required for future exploration, development or production; general economic conditions and conditions affecting the industries in which the Company and Pershing Gold operate; the uncertainty of regulatory requirements and approvals; fluctuating mineral and commodity prices; the ability to obtain necessary future financing on acceptable terms or at all; the ability to develop and operate the Relief Canyon property; and risks associated with the mining industry such as economic factors (including future commodity prices, currency fluctuations and energy prices), ground conditions and other factors limiting mine access, failure of plant, equipment, processes and transportation services to operate as anticipated, environmental risks, government regulation, actual results of current exploration and production activities, possible variations in ore grade or recovery rates, permitting timelines, capital expenditures, reclamation activities, labor relations, social and political developments and other risks of the mining industry. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated, or intended. Readers are cautioned not to place undue reliance on such information. Additional information regarding the factors that may cause actual results to differ materially from this forward-looking information is available in Pershing Gold’s filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2017 and the Proxy Statement of Pershing Gold dated November 29, 2018, and in Americas Silver’s filings with the Canadian Securities Administrators on SEDAR and with the SEC, including the management information circular of Americas Silver dated December 4, 2018. Neither Americas Silver nor Pershing Gold undertake any obligation to update publicly or otherwise revise any forward-looking information whether as a result of new information, future events or other such factors which affect this information, except as required by law. Neither Americas Silver nor Pershing Gold gives any assurance (1) that Americas Silver and Pershing Gold will achieve its expectations, or (2) concerning the result or timing thereof. All subsequent written and oral forward-looking information concerning Pershing Gold, Americas Silver, the proposed Transaction, the combined company or other matters attributable to Pershing Gold or Americas Silver or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except pursuant to registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and any applicable state securities laws or in compliance with an exemption therefrom.

For more information: Darren Blasutti

President and CEO

Americas Silver Corporation

416-848-9503

Steve Alfers

President and CEO

Pershing Gold Corporation

720-974-7254